LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

Supplement dated September 14, 2018 to the Loomis Sayles Core Disciplined Alpha Bond Fund Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 1, 2018, as may be revised or supplemented from time to time.

On September 14, 2018, the Board of Trustees of Loomis Sayles Funds I, on behalf of its series Loomis Sayles Core Disciplined Alpha Bond Fund (the “Fund”), upon the recommendation of the Fund’s adviser, Loomis, Sayles & Company, L.P., approved a plan to liquidate the Fund, such liquidation to take place on or about November 15, 2018 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. Within approximately forty-five (45) days, the Fund expects to begin selling its positions and will hold its assets in cash or high quality debt securities. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like other redemptions of shares and may result in a gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be taxed as short- or long-term capital gain or loss depending on how long the shareholder held the shares.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Redeem Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging or Converting Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Loomis Sayles Fund is generally treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Retirement Accounts. Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Fund held using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SIMPLE, SARSEP or 403(b) plan, or in certain other retirement accounts, Natixis Distribution, L.P. (“Natixis Distribution”) will exchange any shares remaining in the Fund on the Liquidation Date for shares of Loomis Sayles Limited Term Government and Agency Fund at net asset value. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether the preceding sentence applies to you.

Effective September 14, 2018, Natixis Distribution will no longer accept investments in the Fund from new investors. Effective October 31, 2018, Natixis Distribution will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.